                             THE ARCH FUND, INC.
                             EXHIBIT 16
                             TOTAL RETURN
                             INVESTOR A SHARES
                             NO LOAD CALCULATIONS
                             NATIONAL MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:      (  11/18/96 TO   11/30/96):
                        (    1,009.3/1,000)-1 =         0.93%
  YEAR TO DATE:         (  11/18/96 TO   11/30/96):
                        (    1,009.3/1,000)-1 =         0.93%
  MONTHLY:              (  11/18/96 TO   11/30/96):
                        (    1,009.3/1,000)-1 =         0.93%

                             THE ARCH FUND, INC.
                             EXHIBIT 16
                             TOTAL RETURN
                             INVESTOR A SHARES
                             LOAD CALCULATIONS
                             NATION MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.50%
---------------------------

T = (ERV/P) - 1

WHERE:        TO =    TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:      (  11/18/96 TO   11/30/96):
                        (      962.0/1,000)-1 =         -3.80%
  YEAR TO DATE:         (  11/18/96 TO   11/30/96):
                        (      962.0/1,000)-1 =         -3.80%
  MONTHLY:              (  11/18/96 TO   11/30/96):
                        (      962.0/1,000)-1 =         -3.80%

                             THE ARCH FUND, INC.
                             EXHIBIT 16
                             TOTAL RETURN
                             INVESTOR B SHARES
                             CDSC CALCULATIONS
                             NATIONAL MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   5.00%
---------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:      (  11/18/96 TO   11/30/96):
                        (      959.0/1,000)-1 =         -4.10%
  YEAR TO DATE:         (  11/18/96 TO   11/30/96):
                        (      959.0/1,000)-1 =         -4.10%
  MONTHLY:              (  11/18/96 TO   11/30/96):
                        (      959.0/1,000)-1 =         -4.10%

                             THE ARCH FUND, INC.
                             EXHIBIT 16
                             TOTAL RETURN
                             INVESTOR A SHARES
                             NO CDSC CALCULATIONS
                             NATIONAL MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:      (  11/18/96 TO   11/30/96):
                        (    1,009.0/1,000)-1 =          0.90%
  YEAR TO DATE:         (  11/18/96 TO   11/30/96):
                        (    1,009.0/1,000)-1 =          0.90%
  MONTHLY:              (  11/18/96 TO   11/30/96):
                        (    1,009.0/1,000)-1 =          0.90%